UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Information Statement

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☒	Definitive Information Statement

PARABEL INC.
(Name of Registrant As Specified In Its Charter)

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INFORMATION STATEMENT

REGARDING ACTION TAKEN BY WRITTEN

CONSENT OF STOCKHOLDERS IN LIEU OF A MEETING

WE ARE NOT ASKING YOU FOR A PROXY, AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

June 13, 2012

Dear Stockholders:

The purpose of this Information Statement is to inform the holders of record as of the close of business on May 24, 2012 (the “Holders of Record”), of shares of common stock (the “Common Stock”) of Parabel Inc., a Delaware corporation (“we,” “Parabel,” or the “Company”), that PetroTech Holdings Corp., the holder of the majority of our issued and outstanding Common Stock (the “Principal Stockholder”), took the following actions on May 11, 2012 by written consent in lieu of a meeting in accordance with our Certificate of Incorporation and the General Corporation Law of the State of Delaware:

1.	Ratified the change of the Company’s corporate name from “PetroAlgae Inc.” to “Parabel Inc.”;

2.	a. Re-elected Sayan Navaratnam and Isaac Szpilzinger to the Board of Directors of the Company (the “Board”);

b. Elected Anthony John Phipps Tiarks to the Board as a director;

c. Ratified the appointment of Anthony John Phipps Tiarks as Chairman of the Board; and

3.	Adopted the amended and restated bylaws of the Company in the form attached hereto as Exhibit A (the “Amended and Restated Bylaws”).

Our Board believes that these actions are advisable and in the best interests of the Company.

No action is required by you. We are not asking you for a proxy, and you are requested not to send us a proxy. However, we are required to provide you notice that these actions were approved by less than the unanimous written consent of our stockholders.

This Information Statement is furnished pursuant to Section 228(e) of the General Corporation Law of the State of Delaware and Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for the purpose of informing the Holders of Record of the actions described above before they take effect.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND

NO STOCKHOLDERS MEETING WILL BE HELD TO

CONSIDER THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT.

The entire cost of furnishing this Information Statement will be borne by Parabel.

We will ask brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of our Common Stock held of record by such persons and will reimburse them for out-of-pocket expenses incurred in forwarding such material. Holders of Record are entitled to receive this Information Statement.

The actions described above will take effect on July 3, 2012, which is the date that is 20 days after the first mailing of this Information Statement to the holders of our Common Stock.

Anthony John Phipps Tiarks

Chief Executive Officer and Chairman

-i-

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement may contain forward-looking statements. All statements other than statements of historical facts contained in this Information Statement, including statements regarding the Company’s future results of operations and financial position, business strategy and plans and the Company’s objectives for future operations, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect” and similar expressions are intended to identify forward-looking statements. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that the Company believes may affect its financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for the Company’s management to predict all risks, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements the Company may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Information Statement may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements.

You should not rely upon forward-looking statements as predictions of future events. Although it believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur.

The Company undertakes no obligation to update publicly any forward-looking statements for any reason after the date of this Information Statement to conform these statements to actual results or to changes in its expectations.

You should read this Information Statement and the documents that the Company has have filed with the United States Securities and Exchange Commission (the “SEC”) with the understanding that the Company’s actual future results, levels of activity, performance and events and circumstances may be materially different from what the Company expects.

Neither the SEC nor any state regulatory authority has approved or disapproved these transactions, passed upon the merits or fairness of the transactions, or determined if this Information Statement is accurate or complete. Any representation to the contrary is a criminal offense.

ACTION BY PRINCIPAL STOCKHOLDER

On May 11, 2012, the Principal Stockholder took action by written consent for the purpose of (i) ratifying the change of the Company’s corporate name from “PetroAlgae Inc.” to “Parabel Inc.”; (ii) re-electing Mr. Navaratnam and Mr. Szpilzinger to the Board; (iii) electing Mr. Tiarks to the Board; (iv) ratifying the appointment of Mr. Tiarks as Chairman of the Board; and (v) adopting the Amended and Restated Bylaws.

DISSENTER’S RIGHT OF APPRAISAL

Under Delaware law, the Company’s stockholders are not entitled to dissenter’s rights of appraisal with respect to the above corporate actions.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

No person who has been a director or officer of the Company at any time since January 1, 2011, no nominee for election as a director of the Company and no associate of any of the foregoing persons has any substantial interest, direct or indirect, by security holdings or otherwise, in the matters to be acted upon (other than elections to the Board).

VOTING SECURITIES AND PRINCIPAL STOCKHOLDER

As of May 11, 2012, there were 106,920,730 shares of Common Stock issued and outstanding and no shares of the Company’s series B preferred stock were issued and outstanding.

Each holder of shares of Common Stock is entitled to one vote for each such share. Each share of the Company’s series B preferred stock is entitled to 10 votes on all matters voted on and is convertible into 10 shares of common stock at the option of the holder.

As of May 11, 2012, the Principal Stockholder was the record owner with respect to 100,000,000 shares of Common Stock, which represented 93.5% of the issued and outstanding Common Stock.

On May 11, 2012, the Principal Stockholder acted by written consent to take the corporate actions described above under “Action by Principal Stockholder”.

Security Ownership of Certain Beneficial Owners and Management

The following table shows the number and percentage of shares of the Common Stock owned of record and beneficially by each director, officer and named executive officer of the Company, and by each person beneficially owning more than five (5%) percent of any class of the Common Stock, as of December 31, 2011. Except as otherwise noted, the address of the referenced individual is c/o Parabel Inc., 1901 S. Harbor City Boulevard, Suite 300, Melbourne, FL 32901.

As used in the table below, the term “beneficial ownership” means the sole or shared power to vote or direct the voting, or to dispose or direct the disposition, of any security. A person is deemed as of any date to have beneficial ownership of any security that such person has a right to acquire within 60 days after such date. Except as otherwise indicated, the stockholders listed below have sole voting and investment powers with respect to the shares indicated.

Name	Title of Stock Class	Beneficial Ownership	Percent of Class (5)
5% Holders
PetroTech Holdings Corp. (1) c/o Laurus Capital Management, LLC 875 Third Avenue 3rd Floor New York, New York 10022	Common Stock	100,000,000	93.5%

Officers and Directors
Anthony John Phipps Tiarks (3)	Common Stock	—	—
Peter Sherlock (3)	Common Stock	—	—
James P. Dietz (3)	Common Stock	50,000	0.05%
Stefanie Lattner (4)	Common Stock	15,000	0.01%
John Kinney (4)	Common Stock	68,752	0.06%
Sayan Navaratnam (2)	Common Stock	1,000,000	0.94%
Isaac Szpilzinger (2)	Common Stock	—	—
John S. Scott (4)	Common Stock	—	—
David P. Szostak (4)	Common Stock	—	—
All Directors and Officers as a Group (9 persons)	Common Stock	1,133,752	1.06%

(1)	PetroTech Holdings Corp. (“PetroTech”) is owned by Valens U.S. SPV I, LLC, a Delaware limited liability company (“Valens U.S.”), Valens Offshore SPV I, Ltd., a Cayman Islands limited company (“Valens SPV I”), Valens Offshore SPV II, Corp., a Delaware corporation (“Valens SPV II”), Laurus Master Fund, Ltd. (In Liquidation), a Cayman Islands limited company (the “Fund”), Calliope Capital Corporation, a Delaware corporation (“CCC”) and PSource Structured Debt Limited, a Guernsey company (“PSource”). The Fund is in official liquidation under the supervision of the Grand Court of the Cayman Islands, which appointed Russell Smith of BDO CRI (Cayman) Ltd. and Christopher D. Johnson of Chris Johnson Associates, Ltd., both Cayman Islands registered companies, as Joint Official Liquidators (“JOLs”). The JOLs have discretion over the management of the Fund and the disposition of its assets, including the securities of PetroTech owned by the Fund. Laurus Capital Management, LLC, a Delaware limited liability company (“LCM”), acting through its controlling principals, Eugene Grin and David Grin, provides day-to-day investment management services to the Fund and CCC concerning their respective assets, including the PetroTech securities owned by the Fund, subject to certain oversight and preapproval rights of the JOLs and LCM’s obligations to the Fund; all of the foregoing subject to specific directions otherwise given by the JOLs at their discretion. PSource is managed by LCM, subject to certain preapproval rights of the board of directors of PSource. Valens U.S., Valens SPV I and Valens SPV II are each managed by Valens Capital Management, LLC, a Delaware limited liability company (“VCM”). Eugene Grin and David Grin, through other entities, are the controlling principals of LCM and VCM and share sole voting and investment power over all securities of the Company held by PetroTech, as well as all securities of PetroTech held by the Fund and CCC (subject to the oversight and preapproval rights of the JOLs), as well as all securities of PetroTech held by Valens U.S., Valens SPV I, Valens SPV II and PSource (subject, in the case of PSource, to certain preapproval rights of the board of directors of PSource). Eugene Grin and David Grin disclaim beneficial ownership of the securities of the Company held by PetroTech, except to the extent of such person’s pecuniary interest in PetroTech, if any.
(2)	Indicates director.
(3)	Indicates officer.
(4)	Indicates named executive officer.
(5)	The percentage of common stock is calculated based upon 106,920,730 shares issued and outstanding as of December 31, 2011.

PROPOSAL 1

RATIFICATION OF NAME CHANGE

The Board, by written consent dated as of February 9, 2012, approved changing the Company’s corporate name from “PetroAlgae Inc.” to “Parabel Inc.”

The Board and the Company’s management believe that changing the Company’s name to Parabel Inc. is advisable and in the best interests of the Company.

On May 11, 2012, the Principal Stockholder ratified the Board’s resolution changing the corporate name of the Company.

PROPOSAL 2

RE-ELECTION OF EXISTING DIRECTORS; ELECTION OF NEW DIRECTOR; RATIFICATION OF

APPOINTMENT OF CHAIRMAN OF THE BOARD

Directors and Executive Officers

After the resignation of Dr. John S. Scott from the Board, Mr. Tiarks accepted the role of Chairman.

The Board believes that the appointment of Mr. Tiarks as Chairman to replace the retiring Dr. John S. Scott is advisable and in the best interests of the Company.

On May 11, 2012, the Principal Stockholder took action by written consent (i) to re-elect Mr. Navaratnam and Mr. Szpilzinger to the Board; (ii) to elect Mr. Tiarks to the Board as a director; and (iii) to ratify the appointment of Mr. Tiarks as Chairman of the Board.

The directors of the Company are to serve until the next annual meeting of the Company’s stockholders, or the next time directors are elected, or the next time directors are elected by written consent in lieu of a meeting of stockholders, or until their respective successors are duly elected and qualified.

Each executive officer serves at the discretion of the Board and holds office until his or her successor is elected or until his or her earlier resignation or removal in accordance with the Company’s certificate of incorporation and by-laws.

The following identifies each of the directors and executive officers of Parabel Inc.:

Name	Age	Positions
Anthony John Phipps Tiarks	56	Chief Executive Officer and Chairman
Peter Sherlock	55	Chief Operating Officer
Syed Naqvi	47	Chief Financial Officer
Isaac D. Szpilzinger	63	Director
Sayan Navaratnam	37	Director

Set forth below is biographical information with respect to each of the aforementioned individuals.

Anthony John Phipps Tiarks has been the Company’s Chief Executive Officer since June 2011 and Chairman since February 2012. Prior to joining the Company, Mr. Tiarks was President and Chief Executive Officer of Liberty Aerospace, Inc., which he established in the United States in 2000 with the purpose of developing, certifying and delivering an entry level aircraft. Prior to starting Liberty Aerospace, Mr. Tiarks was the Managing Director in London of Donaldson, Lufkin & Jenrette, a U.S. investment bank, Chairman of Tide Brokers Limited, a wholesale money broker, and Managing Director of Tide (U.K.) Limited, an international foreign exchange fund management group. Mr. Tiarks has a BSc in Systems and Management from City University, London, United Kingdom.

Peter Sherlock has been the Company’s Chief Operating Officer since July 2011. Between 1999 and 2011, Mr. Sherlock held the positions of Vice President, Product Development and Vice President/Chief Technology Officer at AuthenTec, Inc., a semiconductor, biometrics and security company. From 1996 until 1999, Mr. Sherlock established and directed the Raleigh (NC) Design Center for Integrated Device Technologies (IDT, California), a semiconductor electronics company. From 1990 until 1996, Mr. Sherlock held the positions of Vice President, Operations and Senior Vice President Business Development at IVEX Corporation, a real time visual simulation systems company, where he was recruited from the United Kingdom to work in the Atlanta, USA based operation. From 1977 until 1990, Mr. Sherlock spent his early career with Ferranti Computer Systems in the United Kingdom. Mr. Sherlock holds a First Class BSc in Electrical Engineering from the University of Salford, United Kingdom.

Syed Naqvi has been the Company’s Chief Financial Officer since May 2012. From January 2009 to April 2012, Mr. Naqvi was the Principal of Zurich Advisors, LLC, a business advisory firm that he founded. From November 2001 to January 2009, Mr. Naqvi served as an executive officer of Celexpress, Inc., most recently as Chief Financial Officer. Prior to joining Celexpress, Inc., Mr. Naqvi provided financial management services to technology, e-commerce, telecommunication and entertainment companies. Mr. Naqvi has also previously held positions with Telmed, Inc., HCA and LabCorp Holdings. He is a Certified Public Accountant and holds a B.B.A in accounting from Florida Atlantic University.

Isaac D. Szpilzinger has been a member of the Board since December 2008. He is an attorney in solo private practice licensed in the state of New York. From 1987 to 2006, Mr. Szpilzinger practiced with the law firm of Herzfeld & Rubin, P.C., where he was named a partner in 1994. He began his legal career in 1985 with a clerkship in the New York State Supreme Court, Appellate Division, Second Judicial Department. Mr. Szpilzinger holds a B.S. in Chemistry, cum laude, from Brooklyn College, and an M.A. in Chemistry and an Advanced Certificate in Educational Administration and Supervision from Brooklyn College. He also holds a J.D., cum laude, from New York Law School. Mr. Szpilzinger’s legal expertise and his academic background in the sciences enables him to provide valuable insight and guidance to the Board.

Sayan Navaratnam has been a member of the Board since December 2008. From March 2009 through December 31, 2011, Mr. Navaratnam was a Senior Managing Director of Laurus Capital Management, LLC and a Senior Managing Director of Valens Capital Management, LLC, entities affiliated with the Principal Stockholder. Since 2004, he is the Chairman of Creative Vistas, Inc., which installed and serviced broadband services to consumers and currently integrates security systems for commercial customers in Canada. From 2000 to 2003, Mr. Navaratnam was the Chief Operating Officer of ASPRO Technologies Ltd., which provided printer circuit boards to manufacturers of digital video recorders in the security industry and was sold in 2002 to private investors. He currently serves on the board of a number of other privately-held companies. Mr. Navaratnam holds an Honors Double Specialist degree in economics and political science from the University of Toronto. Mr. Navaratnam’s extensive background in technology, finance, operations, expertise in workout situations and experience as the chairman of a public company enables him to make a valuable contribution to the Board.

The directors and executive officers of PA LLC are identical to the directors and executive officers of the Company.

Board of Directors and Officers

Seven meetings of the Board were held in the last fiscal year.

Each director is elected until the next annual meeting of the Company and until his or her successor is duly elected and qualified or until his or her earlier resignation or removal in accordance with the Company’s certificate of incorporation and by-laws. Officers are elected by, and serve at the discretion of, the Board. A director so chosen or appointed will hold office until the next annual meeting of stockholders.

The Company does not have a process for security holders to send communications to the Board. The Board believes that is appropriate for the Company to not have a formal process, given the size and nature of the Company. The Company has also determined that its leadership structure is appropriate for a company of its size.

Committees of the Board of Directors

The Company does not have standing audit, nominating or compensation committees, or committees performing similar functions. The Board believes that it is not necessary to have standing audit, nominating or compensation committees at this time because the functions of such committees are adequately performed by the Board. Therefore, all directors participate in nominations and decisions relating to determination of compensation. The Board does not have a policy with regard to the consideration of any director candidates recommended by security holders and the Board believes that it is appropriate for the Company not to have such a policy given the size and nature of the Company.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics for all directors, officers and employees. The Code of Business Conduct and Ethics is available under the investor section of the Company’s website at www.parabel.com. A copy of the Code of Business Conduct and Ethics may also be obtained at no charge by written request to the attention of the Investor Relations Department at Parabel Inc., 1901 S. Harbor City Blvd., Suite 300, Melbourne, FL 32901, telephone: 321-409-7272, email: investorrelations@parabel.com.

Involvement in Certain Legal Proceedings

There are no material pending legal proceedings to which the Company is a party or any of its property is subject.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who own more than 10% of a registered class of the Company’s securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Directors, executive officers and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

The Company believes that during the year ended December 31, 2011, its directors, executive officers and greater than 10% stockholders complied with all Section 16(a) filing requirements of the Exchange Act.

Transactions with Related Persons, Promoters and Certain Control Persons

1. Notes Payable to Principal Stockholder

During 2011, the Principal Stockholder funded a total of $26.2 million to PA LLC in support of the Company’s operations, pursuant to the terms of senior secured term notes. These notes payable provide for the accrual of interest at an annual rate of 12% through their June 30, 2012 maturity date. The Company has not paid any principal or interest on these notes during 2011. The outstanding amount of principal on these notes as of March 30, 2012 is $26.2 million. In addition, the Principal Stockholder has invoiced the Company for loan and corporate oversight expenses as well as out-of-pocket costs related to strategic and capital markets assistance. During 2011, the amount of such reimbursable costs invoiced to the Company was $0.8 million, which the Company has recorded as selling, general and administrative expense.

2. Employment Agreements with Executive Officers

The Company entered into the following employment agreements with the following executives: (i) Mr. Tiarks as Chief Executive Officer of the Company, effective as of June 15, 2011, (ii) Peter Sherlock as Chief Operating Officer of the Company, effective as of July 21, 2011, and (iii) Syed Naqvi as Chief Financial Officer of the Company, effective as of May 15, 2012.

Each employment agreement has an initial term of one year and will continue on a year-to-year basis thereafter until the executive’s employment is not renewed or otherwise terminated as set forth therein.

Pursuant to the terms of his employment agreement, Mr. Tiarks will receive the following compensation and benefits: (i) an annual base salary of $300,000 (subject to increase, but not decrease, in the sole discretion of the Board); (ii) a one-time signing bonus (before taxes) of $30,000; (iii) eligibility to receive an annual performance bonus based upon the achievement of targets established in the Company’s sole discretion; (iv) a grant of stock appreciation rights (“SARs”) on a base number of 1,000,000 of the Company’s shares at a base grant price of $5.50 per share; (v) eligibility to receive a special cash bonus upon the achievement of certain milestones; (vi) participation in a commission plan; (vii) eligibility to participate in all employee benefit plans and programs maintained from time to time for the Company’s employees; and (viii) four weeks of annual paid vacation.

Pursuant to the terms of his employment agreement, Mr. Sherlock will receive the following compensation and benefits: (i) an annual base salary of $220,000 (subject to increase, but not decrease, in the sole discretion of the Board); (ii) eligibility to receive an annual performance bonus based upon the achievement of targets established in the Company’s sole discretion; (iii) a grant of stock options on a base number of 200,000 of the Company’s shares at a base grant price of $5.50 per share; (iv) eligibility to receive a special cash bonus four times per year, each in the amount of $5,000, upon the achievement of certain milestones; (v) eligibility to participate in all employee benefit plans and programs maintained from time to time for the Company’s employees; and (vi) four weeks of annual paid vacation.

Pursuant to the terms of his employment agreement, Mr. Naqvi will receive the following compensation and benefits: (i) an annual base salary of $200,000 (subject to increase, but not decrease, in the sole discretion of the Board); (ii) eligibility to receive an annual performance bonus based upon the achievement of targets established in the Company’s sole discretion; (iii) a grant of stock options on a base number of 200,000 of the Company’s shares at a base grant price of $5.50 per share; (iv) eligibility to participate in all employee benefit plans and programs maintained from time to time for the Company’s employees; and (vi) twenty days of annual paid vacation.

In the event the executive’s employment is terminated for any reason (including by expiration of the term of his employment agreement), the executive will be paid the following through the date of termination: (i) any accrued but unpaid base salary; (ii) reimbursement for any business expenses properly incurred; and (iii) vested benefits, if any, to which he may be entitled under the Company’s employee benefit plans or stock option plans (the “Accrued Benefits”). If the executive’s employment is terminated by the Company for “cause”, then he shall not be entitled to any further compensation or benefits other than the Accrued Benefits. If the executive’s employment is terminated by the Company “other than for cause”, then the executive shall be entitled to the Accrued Benefits and (subject to signing a mutual release) a lump sum amount equal to the number of days (at the base salary date) between the date of termination and the next anniversary of the execution of his employment agreement. If the executive’s employment is terminated by him for “good reason”, then he shall be entitled to the Accrued Benefits and (subject to signing a mutual release) a lump sum amount equal to the number of days (at the base salary rate) between the date of termination and the next anniversary of the execution of his employment agreement. Each executive can voluntarily resign his employment at any time, effective 31 days following the date on which a written notice to such effect is delivered to the Company. If the executive’s employment is terminated through a voluntary resignation and for no other reason, he shall be entitled to payment of the Accrued Benefits. In the event of termination of employment by reason of the executive’s death, his beneficiary or estate, as applicable, shall be entitled to the payment of the Accrued Benefits. Following a termination by the Company for cause or voluntary resignation by the executive, each executive will be subject to a two-year non-competition and non-solicitation agreement. In addition, following termination of employment, each executive will be subject to a covenant not to disparage the Company. In addition, in the event Mr. Tiarks’ employment is terminated by the Company through non-renewal of the term of his employment agreement, then Mr. Tiarks shall be entitled to the Accrued Benefits and (subject to signing a mutual release) a lump sum amount equal to the number of days (at the base salary rate) between the date of termination and the next anniversary of the execution of his employment agreement.

3. List of Parents of the Company

See “Voting Securities and Principal Stockholder — Security Ownership of Certain Beneficial Owners and Management” beginning on page 2 of this Information Statement.

4. Director Independence

None of the Company’s current directors or any directors that have served on the Board since January 1, 2011 are independent as such term is defined in the New York Stock Exchange Listed Company Manual.

Related party transactions are reviewed by the Board.

Compensation of Directors and Executive Officers

The following tables set forth information concerning all cash compensation awarded to, earned by or paid to all individuals serving as the Company’s executive officers during the last three completed fiscal years, and all non-cash compensation awarded to those same individuals as of December 31, 2011.

Name and Principal Position	Fiscal year	Salary		Bonus (9)		Stock Awards			Option Awards (1)		All Other Compensation			Total Compensation

Anthony John Phipps Tiarks (3) Chairman of the Board and Chief Executive Officer	2009 2010 2011	$	— — 235,385	$	— — 30,000	$	— — 3,847,253	(8)	$	— — —	$	— — —		$	— — 4,112,638

Peter E. Sherlock (4) Chief Operating Officer	2009 2010 2011	$	— — 94,769	$	— — 10,000	$	— — —		$	— — 792,000	$	— — —		$	— — 896,769

James P. Dietz (6) Chief Financial Officer	2009 2010 2011	$	— 126,923 200,000	$	— — —	$	— — —		$	— — 654,215	$	— — —		$	— 126,923 854,215

Stefanie Lattner Vice President - Operations	2009 2010 2011		$185,000 185,000 195,962	$	— — —	$	— — —			$40,521 — 524,266	$	— — —			$225,521 185,000 720,228

John Kinney (7) Vice President - Corporate Development	2009 2010 2011		$46,731 135,000 166,500	$	— 5,600 —	$	— — —		$	— 190,144 163,554	$	— — 33,025	(7)		$46,731 330,744 363,079

John S. Scott (2) Chairman of the Board and Chief Executive Officer	2009 2010 2011		$439,328 332,016 110,577	$	— — —	$	— — —		$	— — —	$	— — —			$439,328 332,016 110,577

David P. Szostak (5) Chief Financial Officer	2009 2010 2011		$207,866 155,037 165,385	$	— — —	$	— — —		$	— — —	$	— — —			$207,866 155,037 165,385

The following table sets forth information with respect to equity awards (units) in PA LLC as of December 31, 2011 held by PA LLC’s executive officers.

Name	Unvested Units	Vested Units	Total Unit Awards
Anthony John Phipps Tiarks	—	—	—
Peter E. Sherlock	—	—	—
James P. Dietz	—	—	—
Stefanie Lattner	—	—	—
John Kinney	—	—	—
John S. Scott	800,000	—	800,000
David P. Szostak	270,000	—	270,000

(1)

On June 30, 2011, the Board authorized the re-pricing of all outstanding stock options, changing the exercise price from $8.00 or $8.50 to $5.50 per option. The Company computed the additional compensation cost as the fair value of the new awards in excess of the fair value of the original awards immediately before their terms were modified, using the Black-Scholes pricing model. The compensation amounts listed in this table for all periods reflect the revised values based upon the re-pricing.

(2)	Dr. Scott resigned as Chief Executive Officer on June 16, 2011 and as Chairman of the Board on February 9, 2012.

(3)	Mr. Tiarks joined the Company on June 15, 2011 and was named Chairman on February 9, 2012.

(4)	Mr. Sherlock joined the Company on July 21, 2011.

(5)	Mr. Szostak left the Company during 2011.

(6)

Mr. Dietz joined the Company on May 10, 2010 as its Vice President of Finance and Accounting. On July 26, 2011, the Board appointed Mr. Dietz as the Chief Financial Officer of the Company. On March 13, 2012, Mr. Dietz advised the Company of his decision to resign as Chief Financial Officer. Mr. Dietz’s last day of employment at the Company was April 13, 2012.

(7)	Mr. Kinney joined the Company on August 24, 2009. During 2011, Mr. Kinney was reimbursed approximately $33,000 for his lodging and commuting expenses in addition to his salary.

(8)

In June 2011, the Board authorized the grant of one million SARs at a base grant price of $5.50 per share to Mr. Tiarks. The SARs have a ten-year term and will vest in equal quarterly installments over a two-year period. In the event of a change of control (as defined in the Company’s 2009 Equity Compensation Plan) or a qualified public offering (as defined in the executive’s employment agreement), the SARs will become 100% vested.

(9)	The Company currently does not have a bonus plan; however, certain individuals have bonus potential based upon specific criteria per their individual employment offers.

The Company intends to establish a philosophy with respect to executive compensation policies and practices based on the alignment of each element of compensation with its short-term and long-term strategic objectives, while providing competitive compensation that enables it to attract and retain top-quality executive talent. The Company anticipates that the primary objectives of its compensation policies and practices for the named executive officers will be to: (i) attract, retain, motivate and reward highly qualified and competent executives who have extensive industry experience through a mix of base salary, annual cash incentives and long-term equity incentives that encourage and recognize individual and company performance; and (ii) provide incentives to increase and maximize stockholder value by: (a) emphasizing equity-based compensation to more closely align the interests of executives with those of its stockholders; and (b) structuring short-term compensation contingent upon the achievement of performance measures intended to reward performance year-over-year that it believes creates stockholder value in the short-term and over the long-term. The Company intends to adopt this philosophy because it believes that it will be critical to its continued success and the achievement of its short-term and long-term goals and objectives for its stockholders.

Since the Company’s inception, the Board has administered the executive compensation programs and initiatives. The Board has also sought, and received, significant input from its Principal Stockholder with respect to the performance and compensation of the executive officers. The Board intends to establish a compensation committee. The Company anticipates that its compensation committee will recommend, and the Board will adopt, a charter for the compensation committee which will delegate the responsibility for determining executive compensation and initiatives to the compensation committee. In accordance with the compensation committee’s charter, the Company anticipates that the compensation committee will have the authority to determine the annual compensation of the chief executive officer and other executive officers, and will regularly report its compensation decisions to the full Board. The Company also anticipates that the compensation committee will administer any equity compensation plans it may have, including the 2009 Equity Compensation Plan, or the 2009 Plan. The compensation committee may in the future engage compensation consultants familiar with the Company’s industry to advise the committee regarding certain compensation issues.

Based on and consistent with the philosophy and objectives stated above, the Company’s executive compensation program and practices will consist of the following elements: (i) base salary; (ii) annual cash incentive awards; (iii) long-term equity incentive awards; and (iv) benefits and perquisites.

The Company have chosen these elements to remain competitive in attracting and retaining executive talent and to provide strong incentives for consistent high performance with current and potential financial rewards. The Company also plans to continue to provide employee benefits, such as health, dental and life insurance, to the named executive officers pursuant to plans that are generally available to the Company’s employees. The Company believes that this mix of compensation will instill in the Company’s executive officers the importance of achieving the short-term and long-term business goals and objectives and thereby increase stockholder value.

The Board established the base salary range for the named executive officers with significant input from the Company’s Principal Stockholder. In relation to long-term and short-term incentives, the Company views base salary as a less significant element of compensation than long-term equity, so the levels are less than those of peer companies. The Board approves all increases in base salary for the named executive officers in advance and reviews salaries of executive officers at periodic intervals and awards increases, if appropriate. In assessing the amount and timing of salary adjustments, if any, the Board considers, and the Company anticipate that the compensation committee will consider, individual performance, changes in functions and responsibilities, if any, competitive salaries and peer comparisons, and relative positions within the company. The Company’s executive officers participate in its annual cash bonus plan in which all of the Company’s full-time employees are eligible to participate. The Board administers this bonus plan. Under this plan, each executive officer is eligible to receive a cash bonus amount based on a certain percentage of their salary. The Board decides the amount of any bonus, as a percentage of such executive officer’s salary, for any given year. The Board makes this determination based on the achievement by the Company of certain goals and objectives during the calendar year.

The Board currently administers the 2009 Plan, which was adopted on June 17, 2009 and which seeks to give (i) employees, (ii) certain consultants and advisors who perform services for the Company, and (iii) non-employee members of the Board, the opportunity to receive grants of incentive stock options, nonqualified stock options, stock awards and other stock-based awards. The Board determines the individuals to whom awards shall be made under the 2009 Plan, as well as the type, size and terms of the awards, the time when the awards will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability.

PROPOSAL 3

ADOPTION OF AMENDED AND RESTATED BYLAWS

General Information

On May 11, 2012, the Principal Stockholder took action by written consent to amend and restate the Company’s bylaws.

The Amended and Restated Bylaws replace the Company’s current restated bylaws (the “Old Bylaws”). A copy of the Amended and Restated Bylaws is attached to this Information Statement as Exhibit A and is incorporated by reference into this Information Statement.

The Board previously approved the Amended and Restated Bylaws on March 29, 2012, subject to the receipt of approval of the Principal Stockholder. The Board believes the adoption of the Amended and Restated Bylaws is advisable and in the best interests of the Company. The changes described below restore basic corporate powers to a board of directors enabling the directors to act in the exercise of their fiduciary duties. For example, the Board will be able to fill vacancies in the Board, without the delay or expense involved in calling for a meeting of stockholders.

The following discussion briefly summarizes the significant differences between the Old Bylaws and the Amended and Restated Bylaws.

Board Vacancies

The Old Bylaws require that vacancies on the Board resulting from the resignation or removal of a director and newly created directorships resulting from any increase in the authorized number of directors may only be filled by an affirmative vote of the stockholders of the Company. The Amended and Restated Bylaws allow vacancies, including those caused by an increase in the number of directors, to be filled by a majority of the remaining directors though less than a quorum, thereby allowing the Company to more timely and efficiently bolster and complement the current slate of directors with additional qualified persons whose background and skills will benefit the Company and its operations.

Notice of Stockholders Meetings

The Old Bylaws require notices of stockholders meetings to be delivered personally or by mail to stockholders. Subject to applicable law, the Amended and Restated Bylaws allow such notices to be delivered by e-mail in addition to personal delivery or delivery by mail.

Election Inspector for Stockholder Meetings

The Old Bylaws provide the Board with the discretion to appoint an election inspector in advance of any stockholders meeting. The Amended and Restated Bylaws require the Board to appoint an election inspector in advance of any stockholders meeting.

Repeal, Alteration or Amendment

The Old Bylaws provide that any amendment made by the stockholders may not be amended by the Board unless authorized by the stockholders. The Old Bylaws also provide that no amendment made by the Board that impairs the rights of any stockholder shall be valid. The Amended and Restated Bylaws remove both these restrictions on the Board’s discretion.

VOTING PROCEDURES

Pursuant to Delaware corporate law, the affirmative vote of the holders of a majority of the Company’s outstanding common stock is sufficient (i) to ratify the change of the Company’s corporate name from “PetroAlgae Inc.” to “Parabel Inc.”; (ii) to re-elect Mr. Navaratnam and Mr. Szpilzinger to the Board; (iii) to elect Mr. Tiarks to the Board as a director; (iv) to ratify the appointment of Mr. Tiarks as Chairman of the Board; and (v) to adopt the Amended and Restated Bylaws.

This vote was obtained through the written consent of the Principal Stockholder, as the record holder of approximately 93.5% of the Company’s issued and outstanding shares of Common Stock as at May 11, 2012, delivered to the Board on May 11, 2012.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

The Company’s internet address is www.parabel.com and the investor section of the Company’s web site is located at http://www.parabel.com/corporate_overview. The Company makes available free of charge, on the investor section of its web site, annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act, as soon as reasonably practicable after it electronically files such material with, or furnishes it to, the SEC. Also posted on the Company’s web site, and available in print upon request of any stockholder to the Company’s Investor Relations Department, are the Company’s certificate of incorporation and by-laws and the Company’s Code of Business Conduct and Ethics governing the Company’s directors, officers and employees. Within the time period required by the SEC, the Company will post on its web site any amendment to the Code of Business Conduct and Ethics and any waiver applicable to any executive officer, director or senior financial officer (as defined in the Code of Business Conduct and Ethics).

The Company’s Investor Relations Department can be contacted at Parabel Inc., 1901 S. Harbor City Blvd., Suite 300, Melbourne, FL 32901, telephone: 321-409-7272, email: investorrelations@parabel.com.

Delivery of Documents to Stockholders Sharing an Address

Unless the Company has received contrary instructions from a stockholder, it is delivering only one annual report on Form 10-K to stockholders and one Information Statement to multiple stockholders sharing an address. This practice, known as “householding”, is intended to reduce the Company’s printing and postage costs. The Company will, upon request, promptly deliver a separate copy of its annual report on Form 10-K and this Information Statement to a stockholder that shares an address with another stockholder. A stockholder that wishes to receive a separate copy of the Company’s annual report on Form 10-K or this Information Statement may direct such request to the Investor Relations Department at Parabel Inc., 1901 S. Harbor City Blvd., Suite 300, Melbourne, FL 32901, telephone: 321-409-7272, email: investorrelations@parabel.com. Stockholders that receive multiple copies of this Information Statement or the Company’s annual report on Form 10-K at their address and would like to request that only a single copy of communications be delivered to the shared address may do so by making either a written or oral request to the Company contacts listed above.

June 13, 2012

BY ORDER OF THE BOARD OF DIRECTORS

Anthony John Phipps Tiarks

Chief Executive Officer and Chairman

EXHIBIT A —

AMENDED AND RESTATED BYLAWS

AMENDED AND RESTATED BYLAWS

OF

PARABEL INC.

[                ], 2012

ARTICLE I

OFFICES AND CORPORATE SEAL

Section 1.1 Registered Office. The registered office of Parabel Inc. (the “Corporation”) shall be in Wilmington, County of New Castle, State of Delaware.

Section 1.2 Other Offices. The Corporation may also maintain offices at such other place or places, either within or without the State of Delaware, as may be designated from time to time by the Board of Directors (the “Board”), and the business of the Corporation may be transacted at such other offices with the same effect as that conducted at the principal office.

Section 1.3 Corporate Seal. A corporate seal shall not be requisite to the validity of any instrument executed by or on behalf of the Corporation, but nevertheless if in any instance a corporate seal be used, the same shall be a circle having on the circumference thereof the name of the Corporation and in the center the words “corporate seal”, the year incorporated, and the state where incorporated.

ARTICLE II

STOCKHOLDERS

Section 2.1 Stockholders Meetings. All meetings of the stockholders shall be held at the principal office of the Corporation between the hours of 9:00 a.m. and 5:00 p.m., or at such other time and place as may be fixed from time to time by the Board, or in the absence of direction by the Board, by the President or Secretary of the Corporation either within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof. A special or annual meeting called by stockholders owning a majority of the entire capital stock of the Corporation pursuant to Section 2.2 or 2.3 shall be held at the place designated by the stockholders calling the meeting in the notice of the meeting or in a duly executed waiver of notice thereof.

Section 2.2 Annual Meetings. Annual meetings of stockholders shall be held on a date designated by the Board or if that day shall be a legal holiday, then on the next succeeding business day, or at such other date and time as shall be designated from time to time by the Board and stated in the notice of the meeting. At the annual meeting, stockholders shall elect the Board and transact such other business as may properly be brought before the meeting. In the event that an annual meeting is not held on the date specified in this Section 2.2, the annual meeting may be held on the written call of the stockholders owning a majority of the entire capital stock of the Corporation issued, outstanding, and entitled to vote.

Section 2.3 Special Meetings of Stockholders. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by the laws of the State of Delaware or by the certificate of incorporation (the “Certificate of Incorporation”), may be called by the President and shall be called by the President or Secretary at the request in writing of a majority of the Board, or at the request in writing of stockholders owning a majority of the entire capital stock of the Corporation issued, outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting. In the event that the President or Secretary fails to call a meeting pursuant to such a request, a special meeting may be held on the written call of the stockholders owning a majority of the entire capital stock of the Corporation issued, outstanding and entitled to vote.

Section 2.4 List of Stockholders. The officer who has charge of the stock transfer books for shares of the Corporation (the “Shares”) shall prepare and make, no more than two (2) days after notice of a meeting of stockholders is given, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address and the number of Shares registered in the name of each stockholder. Such list shall be open to examination and copying by any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder present.

Section 2.5 Notice of Stockholders Meetings. Written notice of the annual meeting stating the place, date and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be given, either personally, by mail or in accordance with applicable law by e-mail, to each stockholder of record entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting. If mailed or e-mailed, such notice shall be deemed to be delivered when mailed or e-mailed (as applicable) to the stockholder at such person’s mailing address or e-mail address as it appears on the books and records of the Corporation. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice unless determined otherwise by the unanimous vote of the holders of all of the issued and outstanding Shares present at the meeting in person or represented by proxy.

Section 2.6 Closing of Transfer Books or Fixing of Record Date. For the purpose of determining stockholders entitled to notice of, or permitted to vote at, any meeting of stockholders or any adjournment thereof, or for the purpose of determining stockholders entitled to receive payment of any dividend, or in order to make a determination of stockholders for any other proper purpose, the Board may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, sixty (60) days. If the stock transfer books shall be closed for the purpose of determining stockholders entitled to notice of, or permitted to vote at, a meeting of stockholders, such books shall be closed for at least ten (10) days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board may fix in advance a date as the record date for any such determination of stockholders, such date, in any case to be not more than sixty (60) days and, in case of a meeting of stockholders, not less than ten (10) days prior to the date on which the particular action requiring such determination of stockholders is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of stockholders entitled to notice of, or permitted to vote at, a meeting of stockholders, or for the determination of stockholders entitled to receive payment of a dividend, the record date shall be 4:00 p.m. on the day before the day on which notice of the meeting is given or, if notice is waived, the record date shall be the day on which, and the time at which, the meeting is commenced. When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this Section 2.6, such determination shall apply to any adjournment thereof, provided that the Board may fix a new record date for the adjourned meeting and further provided that such adjournments do not in the aggregate exceed thirty (30) days. The record date for determining stockholders entitled to express consent to action without a meeting pursuant to Section 2.9 shall be the date on which the first stockholder signs, the consent.

Section 2.7 Quorum and Adjournment.

(a) The holders of a majority of the Shares issued, outstanding and entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by the laws of the State of Delaware or by the Certificate of Incorporation.

(b) Business may be conducted once a quorum is present and may continue until adjournment of the meeting notwithstanding the withdrawal or temporary absence of sufficient Shares to reduce the number present to less than a quorum. Unless the vote of a greater number or voting by classes is required by the laws of the State of Delaware or the Certificate of Incorporation, the affirmative vote of the majority of the Shares then represented at the meeting and entitled to vote on the subject matter shall be the act of the stockholders, provided, however, that if the Shares then represents less than required to constitute a quorum, the affirmative vote must be such as would constitute a majority if a quorum were present; and provided further, that the affirmative vote of a majority of the Shares then present shall be sufficient in all cases to adjourn a meeting.

(c) If a quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have power to adjourn the meeting to another time or place, without notice other than announcement at the meeting at which adjournment is taken, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 2.8 Voting. At every meeting of the stockholders, each stockholder shall be entitled to one vote in person or by proxy for each Share having voting power held by such stockholder, but no proxy shall be voted or acted upon after six (6) months from its date, unless the proxy provides for a longer period not to exceed seven (7) years.

Section 2.9 Action Without Meeting. Any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice, and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of a majority of the outstanding Shares entitled to vote with respect to the subject matter of the action unless a greater percentage is required by law in which case such greater percentage shall be required.

Section 2.10 Waiver. A stockholder’s attendance at a meeting shall constitute a waiver of any objection to defective notice or lack of notice of the meeting unless the stockholder objects at the beginning of the meeting to holding the meeting or transacting business at the meeting, and shall constitute a waiver of any objection to consideration of a particular matter at the meeting unless the stockholder objects to considering the matter when it is presented. A stockholder may otherwise waive notice of any annual or special meeting of stockholders by executing a written waiver of notice either before, at or after the time of the meeting.

Section 2.11 Conduct of Meetings. Meetings of the stockholders shall be presided over by a chairman to be chosen, subject to confirmation after tabulation of the votes, by a majority of the stockholders entitled to vote at the meeting who are present in person or by proxy. The secretary for the meeting shall be the Secretary of the Corporation, or if the Secretary of the Corporation is absent, then the chairman initially chosen by a majority of the stockholders shall appoint any person present to act as secretary. The chairman shall conduct the meeting in accordance with the Certificate of Incorporation, these amended and restated bylaws of the Corporation (these “Bylaws”) and the notice of the meeting, and may establish rules for conducting the business of the meeting. After calling the meeting to order, the chairman initially chosen shall call for the election inspector, or if no inspector is present then the secretary of the meeting, to tabulate the votes represented at the meeting and entitled to be cast. Once the votes are tabulated, the Shares entitled to vote shall confirm the chairman initially chosen or shall choose another chairman, who shall confirm the secretary initially chosen or shall choose another secretary in accordance with this Section 2.11. If directors are to be elected, the tabulation of votes present at the meeting shall be announced prior to the casting of votes for the directors.

Section 2.12 Election Inspector. The Board, in advance of any stockholders meeting, shall appoint an election inspector to act at such meeting. The election inspector will determine the number of Shares outstanding, the authenticity, validity and effect of proxies and the number of Shares represented at the meeting in person and by proxy; receive and count votes, ballots and consents and announce the results thereof; hear and determine all challenges and questions pertaining to proxies and voting; and, in general, perform such acts as may be proper to ensure the fair conduct of the meeting.

ARTICLE III

DIRECTORS

Section 3.1 Number and Election. The number of directors that shall constitute the whole Board shall initially be one; provided, such number may be changed by resolution of the Board so long as the number of directors shall not be less than one or more than nine. Directors shall be elected by the stockholders, and each director shall serve until the next annual meeting and until his or her successor is elected and qualified, or until resignation or removal.

Section 3.2 Powers. The business and affairs of the Corporation shall be managed by the Board, which may exercise all such powers of the Corporation and do all such lawful acts as are not prohibited by the laws of the State of Delaware, the Certificate of Incorporation, or these Bylaws, or directed or required to be exercised or done by the stockholders.

Section 3.3 Resignation of Directors. Any director may resign his or her office at any time by giving written notice of his or her resignation to the President or the Secretary of the Corporation. Such resignation shall take effect at the time specified therein or, if no time be specified therein, at the time of the receipt thereof, and the acceptance thereof shall not be necessary to make it effective.

Section 3.4 Removal of Directors. Any director or the entire Board may be removed, with or without cause, by a vote of the holders of a majority of the Shares then entitled to vote at an election of directors at a meeting of stockholders called expressly for that purpose.

Section 3.5 Vacancies. Vacancies resulting from the resignation or removal of a director and newly created directorships resulting from any increase in the authorized number of directors shall be filled by the affirmative votes of a majority of the remaining directors, although less than a quorum. A director so elected shall be elected to hold office until the earlier of the expiration of the term of office of the director whom he or she has replaced, a successor is duly elected and qualified or the earlier of such director’s death, resignation or removal.

Section 3.6 Place of Meetings. Unless otherwise agreed by a majority of the directors then serving, all meetings of the Board shall be held at the Corporation’s principal office between the hours of 9:00 a.m. and 5:00 p.m., and such meetings may be held by means of conference telephone or similar, communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 3.6 shall constitute presence in person at such meeting.

Section 3.7 Annual Meetings. Annual meetings of the Board shall be held immediately following the annual meeting of the stockholders and in the same place as the annual meeting of stockholders. In the event such meeting is not held, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board, or as shall be specified in a written waiver of notice by all of the directors.

Section 3.8 Regular Meetings. Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board.

Section 3.9 Special Meetings. Special meetings of the Board may be called by the President or the Secretary with seven (7) clays notice to each director, either personally, by mail, by telegram, or by telephone; special meetings shall be called in like manner and on like notice by the President or Secretary on the written request of two (2) directors and shall in such case be held at the time requested by those directors, or if the President or Secretary fails to call the special meeting as requested, then the meeting may be called by the two requesting directors and shall be held at the time designated by those directors in the notice.

Section 3.10 Quorum and Voting. A quorum at any meeting of the Board shall consist of a majority of the number of directors then serving, but not less than two (2) directors, provided that if and when a Board comprised of one member is authorized, or in the event that only one director is then serving, then one director shall constitute a quorum. If a quorum shall not be present at any meeting of the Board, the directors then present may adjourn the meeting to another time or place, without notice other than announcement at the meeting, until a quorum shall be present. If a quorum is present, then the affirmative vote of a majority of directors present is the act of the Board.

Section 3.11 Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

Section 3.12 Committees of the Board. The Board, by resolution, adopted by a majority of the full Board, may designate from among its members an executive committee and one or more other committees each of which, to the extent provided in such resolution and permitted by law, shall have and may exercise all the authority of the Board. The Board, with or without cause, may dissolve any such committee or remove any member thereof at any time. The designation of any such committee and the delegation thereto of authority shall not operate to relieve the Board, or any member thereof, of any responsibility imposed by law.

Section 3.13 Compensation. To the extent authorized by resolution of the Board and not prohibited or limited by the Certificate of Incorporation, these Bylaws, or the stockholders, a director may be reimbursed by the Corporation for his or her expenses, if any, incurred in attending a meeting of the Board, and may be paid by the Corporation a fixed sum or a stated salary or both for attending meetings of the Board. No such reimbursement or payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefore.

Section 3.14 Waiver. A director’s attendance at or participation in a meeting shall constitute a waiver of any objection to defective notice or lack of notice of the meeting unless the director objects at the beginning of the meeting or promptly upon his or her arrival to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting. A director may otherwise waive notice of any annual, regulate or special meeting of directors by executing a written notice of waiver either before or after the time of the meeting.

Section 3.15 Chairman of the Board. A Chairman of the Board may be appointed by the directors. The Chairman of the Board shall perform such duties as from time to time may be assigned to him by the Board, the stockholders or these Bylaws. The Vice Chairman, if one has been elected, shall serve in the Chairman’s absence.

Section 3.16 Conduct of Meetings. At each meeting of the Board, one of the following shall act as chairman of the meeting and preside, in the following order of precedence:

(a) The Chairman of the Board;

(b) The Vice Chairman;

(c) The President of the Corporation, or

(d) A director chosen by a majority of the directors present, or if a majority is unable to agree on who shall act as chairman then the director with the earliest date of birth shall act as the chairman.

The Secretary of the Corporation, or if he shall be absent from such meeting, the person whom the chairman of such meeting appoints, shall act as secretary of such meeting and keep the minutes thereof. The order of business and rules of procedure at each meeting of the Board shall be determined by the chairman of such meeting, but the same may be changed by the vote of a majority of those directors present at such meeting. The Board shall keep regular minutes of its proceedings.

ARTICLE IV

OFFICERS

Section 4.1 Titles, Offices, Authority. The officers of the Corporation shall be chosen by the Board and shall include a President, a Secretary and a Treasurer, and may, but need not, include a Chairman, a Vice Chairman, a Chief Executive Officer, a Chief Financial Officer, a Chief Operating Officer, a Vice President, additional Vice Presidents, one or more assistant secretaries and assistant treasurers, or any other officer appointed by the Board. Any number of offices may be held by the same person, unless the Certificate of Incorporation or these Bylaws otherwise provide. If only one person is serving as an officer of this Corporation, he or she shall be deemed to be President and Secretary. An officer shall have such authority and shall perform such duties in the management of the Corporation as may be provided by the Certificate of Incorporation or these Bylaws, or as may be determined by resolution of the Board or the stockholders in accordance with Article V.

Section 4.2 Subordinate Officers. The Board may appoint such subordinate officers, agents or employees as the Board may deem necessary or advisable, including one or more additional Vice Presidents, one or more assistant secretaries, and one or more assistant treasurers, each of whom shall hold office for such period, have authority and perform such duties as are provided in these Bylaws or as the Board may from time to time determine. The Board may delegate to any executive officer or to any committee the power to appoint any such additional officers, agents or employees. Notwithstanding the foregoing, no assistant secretary or assistant treasurer shall have power or authority to collect, account for, or pay over any tax imposed by any federal, state or city government.

Section 4.3 Appointment, Term of Office, Qualification. The officers of the Corporation shall be appointed by the Board and each officer shall serve at the pleasure of the Board until the next annual meeting and until a successor is appointed and qualified, or until resignation or removal.

Section 4.4 Resignation. Any officer may resign his or her office at any time by giving written notice of his or her resignation to the President or the Secretary of the Corporation. Such resignation shall take effect at the time specified therein or, if no time be specified therein, at the time of the receipt thereof, and the acceptance thereof shall not be necessary to make it effective.

Section 4.5 Removal. Any officer or agent may be removed by the Board whenever, in its judgment, the best interests of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Appointment of an officer or agent shall not of itself create contract rights.

Section 4.6 Vacancies. A vacancy in any office, because of death, resignation, removal, or any other cause, shall be filled for the unexpired portion of the term in the manner prescribed in Sections 4.1, 4.2 and 4.3 for appointment to such office.

Section 4.7 The President. The President shall preside at all meetings of stockholders. The President shall be the principal executive officer of the Corporation and, subject to the control of the Board, shall in general supervise and control all of the business and affairs of the Corporation. The President may sign, when authorized by the Board, certificates for Shares and deeds, mortgages, bonds, contracts or other instruments which the Board has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board or by these Bylaws to some other officer or agent of the Corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incident to the office of the President and such other duties as may be prescribed by the Board from time to time.

Section 4.8 The Vice President. Each Vice President shall have such powers and perform such duties as the Board or the President may from time to time prescribe and shall perform such other duties as may be prescribed by these Bylaws. At the request of the President, or in case of his or her absence or inability to act, the Vice President or, if there shall be more than one Vice President then in office, then one of them who shall be designated for the purpose by the President or by the Board shall perform the duties of the President, and when so acting shall have all powers of, and be subject to all the restrictions upon, the President.

Section 4.9 The Secretary. The Secretary shall act as secretary of, and keep the minutes of, all meetings of the Board and of the stockholders; the Secretary shall cause to be given notice of all meetings of the stockholders and directors; the Secretary shall be the custodian of the seal of the Corporation and shall affix the seal, or cause it to be affixed, to all proper instruments when deemed advisable by him or her; the Secretary shall have charge of the stock book and also of the other books, records and papers of the Corporation relating to its organization as a Corporation, and shall see that the reports, statements and other documents required by law are properly kept or filed; and the Secretary shall in general perform all the duties incident to the office of Secretary. The Secretary may sign, with the President, certificates of stock of the Corporation. The Secretary shall also have such powers and perform such duties as are assigned to him or her by these Bylaws, and the Secretary shall have such other powers and perform such other duties, not inconsistent with these Bylaws, as the Board shall from time to time prescribe. If no officer has been named as Secretary, the duties of the Secretary shall be performed by the President or a person designated by the President.

Section 4.10 The Treasurer. The Treasurer shall have charge and custody of, and be responsible for, all the funds and securities of the Corporation and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all monies and other valuable affects in the name of and to the credit of the Corporation in such banks and other depositories as may be designated by the Board, or in the absence of direction by the Board, by the President; the Treasurer shall disburse the funds of the Corporation as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the President and to the directors at the regular meetings of the Board or whenever they may require it, a statement of all his or her transactions as Treasurer and an account of the financial condition of the Corporation; and, in general, the Treasurer shall perform all the duties incident to the office of Treasurer and such other duties as may from time to time be assigned to him by the Board. The Treasurer may sign, with the President or a Vice President, certificates of stock of the Corporation. If no officer has been named as Treasurer, the duties of the Treasurer shall be performed by the President or a person designated by the President.

Section 4.11 Compensation. The Board shall have the power to set the compensation of all officers of the Corporation. It may authorize any officer, upon whom the power of appointing subordinate officers may have been conferred, to set the compensation of such subordinate officers.

ARTICLE V

AUTHORITY TO INCUR CORPORATE OBLIGATIONS

Section 5.1 Limit on Authority. No officer or agent of the Corporation shall be authorized to incur obligations on behalf of the Corporation except as authorized by the Certificate of Incorporation or these Bylaws, or by resolution of the Board or the stockholders. Such authority may be general or confined to specific instances.

Section 5.2 Contracts and Other Obligations. To the extent authorized by the Certificate of Incorporation or these Bylaws, or by resolution of the Board or the stockholders, officers and agents of the Corporation may enter into contracts, execute and deliver instruments, sign and issue checks, and otherwise incur obligations on behalf of the Corporation.

ARTICLE VI

SHARES AND THEIR TRANSFER

Section 6.1 Certificates for Shares. Certificates representing Shares shall be in such form as shall be determined by the Board. Such certificates shall be signed by the President or a Vice President and by the Secretary or an Assistant Secretary. The signatures of such officers upon a certificate may be facsimiles if the certificate is manually signed on behalf of a transfer agent or a registrar, other than the Corporation itself or one of its employees. Each certificate for Shares shall be consecutively numbered or otherwise identified. The name and address of the person to whom the Shares represented thereby are issued, with the number of Shares and date of issue, shall be entered on the stock transfer books of the Corporation. All certificates surrendered to the Corporation for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of Shares shall have been surrendered and canceled, except that in case of a lost, destroyed or mutilated certificate a new one may be issued therefore upon such terms and indemnity to the Corporation as the Board may prescribe.

Section 6.2 Issuance. Before the Corporation issues Shares, the Board shall determine that the consideration received or to be received for the Shares is adequate. A certificate shall not be issued for any Share until such Share is fully paid.

Section 6.3 Transfer of Shares. Transfers of Shares shall be made only on the stock transfer books of the Corporation by the holder of record thereof or by his or her legal representative, who shall furnish proper evidence of authority to transfer, or by his or her attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation, and on surrender for cancellation of the certificate for such Shares. The person in whose name Shares stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes.

ARTICLE VII

FISCAL YEAR

The fiscal year of the Corporation shall be the calendar year.

ARTICLE VIII

DIVIDENDS

From time to time the Board may declare, and the Corporation may pay dividends on its outstanding Shares in the manner and upon the terms and conditions provided by law and its Certificate of Incorporation.

ARTICLE IX

INDEMNIFICATION

The Corporation may indemnify and advance litigation expenses to its directors, officers, employees and agents to the extent permitted by law, the Certificate of Incorporation or these Bylaws, and shall indemnify and advance litigation expenses to its officers, employees and agents to the extent required by law, the Certificate of Incorporation or these Bylaws. The Corporation’s obligations of indemnification, if any, shall be conditioned on the Corporation receiving prompt notice of the claim and the opportunity to settle and defend the claim. The Corporation may, to the extent permitted by law, purchase and maintain insurance on behalf of an individual who is or was a director, officer, employee or agent of the Corporation.

ARTICLE X

REPEAL, ALTERATION OR AMENDMENT

These Bylaws may be repealed, altered, or amended, or substitute bylaws may be adopted at any time by a majority of the Board at any regular or special meeting, or by the stockholders at a special meeting called for that purpose.

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IN WITNESS WHEREOF, the undersigned, being the directors of Parabel Inc., adopt these Bylaws, effective as of the date first written above.

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